UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________

     Date of Report (date of earliest event reported):  DECEMBER 17, 2004


                       WAUSAU-MOSINEE PAPER CORPORATION
            (Exact name of registrant as specified in its charter)


         WISCONSIN                  1-13923                   39-0690900
      (State or other          (Commission File              (IRS Employer
      jurisdiction of               Number)                 Identification
      incorporation)                                            Number)

                                100 PAPER PLACE
                            MOSINEE, WI 54455-9099
         (Address of principal executive offices, including Zip Code)

                                (715) 693-4470
             (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 1 -  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On December 17, 2004, the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") took the following actions concerning director and executive compensation in addition to grants under the Company's 2000 Stock Incentive Plan which are contingent on the Company's satisfaction of 2005 financial performance goals.

2005 INCENTIVE COMPENSATION PLAN FOR EXECUTIVE OFFICERS

      The Committee established the 2005 Incentive Compensation Plan for Executive Officers. The Plan is designed to provide maximum net earnings based payouts if the Company achieves its stated goal of a return on capital employed of 13%. Under the Plan, executive officers are entitled to receive incentive compensation based upon:

      (1) the level of achievement by the Company of targeted goals for earnings per share;

      (2) the level of achievement of specified individual performance objectives, including, by way of example, achievement of targeted levels of certain components of working capital, achievement of targeted rates of return on approved capital projects, increases in productivity and volume of product shipped, revenues derived from new products, and operating cost containment; and

      (3) for executive officers with direct segment operating responsibility, achievement of targeted segment operating profit targets.

      The 2005 Incentive Compensation Plan is attached to this Form 8-K as
Exhibit 10.1 and incorporated herein by reference.

AWARD OF RESTRICTED STOCK AND OPTIONS

      On December 17, 2004, the Compensation Committee awarded Thomas J. Howatt, President and CEO, options to acquire 50,000 shares of the Company's common stock at an exercise price of $17.40 per share and 5,000 shares of restricted stock.

      The options are nonqualified and are exercisable at any time on or after December 17, 2005 and before December 17, 2024. The terms of the options are set forth in the Committee's Standard Form of Nonqualified Stock Option Agreement which was filed as Exhibit 10.3 to the Company's Form 10-Q for the quarter ended September 30, 2004 and incorporated herein by reference.
                                       -1-
      Vesting of the restricted stock is conditioned on Mr. Howatt's continued employment until December 17, 2005, except in case of termination because of death, disability, or retirement under the terms of the 2000 Stock Incentive Plan. Under the award, dividends on the restricted stock are held in escrow and will be paid to Mr. Howatt only upon vesting of the underlying stock. The terms of the award of restricted stock are set forth in the Committee's Standard Form of Restricted Stock Agreement attached to this Form 8-K as
Exhibit 10.2 and incorporated herein by reference.

2005 DIRECTOR DEFERRED COMPENSATION PLAN

      The Committee approved the 2005 Director Deferred Compensation Plan (the "2005 Director Plan"). Under the 2005 Director Plan, directors of the Company may elect to defer all or a portion of their directors fees into a cash account, which is credited with interest at a rate equal to the prime rate of interest in effect on the last day of each quarter, or the Company common stock equivalent account. A director's account will be distributed in cash beginning at a date after retirement which is selected by the director, but not later than age 70 (or termination of service, if later, under the Company's mandatory retirement policy). The 2005 Director Plan provides for distribution in a lump sum or up to 40 quarterly installments as elected by the director. The 2005 Director Plan is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") and replaces the Company's Directors' Deferred Compensation Plan with respect to all amounts deferred subsequent to December 31, 2004. The 2005 Director Plan was adopted to comply with the new deferred compensation requirements of the American Jobs Creation Act of 2004.

2005 EXECUTIVE DEFERRED COMPENSATION PLAN

      The Committee approved the 2005 Executive Deferred Compensation Plan (the "2005 Executive Plan") which provides that the named executive officers of the Company may defer up to 50% of base salary and 100% of annual incentive compensation. Amounts deferred are credited with interest at the prime rate on a monthly basis. An executive's account is distributable beginning on the date following termination which is selected by the executive, but not later than age 65. The 2005 Executive Plan provides for distribution in a lump sum or in various installments over a period selected by the executive, but not in excess of 120 monthly installments. The 2005 Executive Plan is intended to comply with Section 409A of the Code and replaces the Company's existing executive deferred compensation plan with respect to all amounts deferred subsequent to December 31, 2004. The 2005 Executive Plan was adopted to comply with the new deferred compensation requirements of the American Jobs Creation Act of 2004.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 10.1  2005 Incentive Compensation Plan for Executive Officers
      Exhibit 10.2  Standard Form of Restricted Stock Agreement
                                       -2-


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WAUSAU-MOSINEE PAPER CORPORATION



Date:  December 23, 2004            By:    SCOTT P. DOESCHER
                                           Scott P. Doescher
                                           Senior Vice President-Finance

                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                       WAUSAU-MOSINEE PAPER CORPORATION
                            DATED DECEMBER 17, 2004
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))




EXHIBIT 10.1  2005 INCENTIVE COMPENSATION PLAN FOR EXECUTIVE OFFICERS
EXHIBIT 10.2  STANDARD FORM OF RESTRICTED STOCK AGREEMENT